EXHIBIT 32(b)
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
In connection with the Quarterly Report of Campbell Soup Company (the “Company”) on Form 10-Q for the fiscal quarter ended November 2, 2014 (the “Report”), I, Anthony P. DiSilvestro, Senior Vice President — Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: December 11, 2014

By:	/s/ Anthony P. DiSilvestro
	Name:	Anthony P. DiSilvestro
	Title:	Senior Vice President — Chief Financial Officer